UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 16, 2013

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 16, 2013, BPZ Resources, Inc. (“the Company”)  received a waiver letter for the $40 million Amended and Restated Credit Agreement dated May 9, 2013 by and among Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), the Company and its subsidiaries Empresa Eléctrica Nueva Esperanza S.R.L. and BPZ Exploración & Producción S.R.L. Credit Suisse provided the waiver letter with respect to certain provisions of the $40 million Amended and Restated Credit Agreement to allow the Company to refinance a portion of its outstanding 6.50% Convertible Notes due 2015 (the “6.50% Notes”), including the repurchase of a portion of the 6.50% Notes in individually negotiated transactions, on potentially varying terms, using proceeds from the offering announced below in Item 7.01 of this Current Report on Form 8-K. A copy of the waiver letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 in this Current Report regarding the waiver letter under the Company’s $40 million Amended and Restated Credit Agreement is hereby incorporated by reference into this Item 2.03.

Item 7.01  Regulation FD Disclosure.

On September 18, 2013, the Company issued a press release announcing the underwritten public offering, subject to market and other conditions, of approximately $110 million aggregate principal amount of its Convertible Senior Notes due 2017 (the “2017 Notes”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the Company’s corporate presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 7.01.

Item 8.01  Other Events.

In connection with the offering of the 2017 Notes, the Company disclosed updated risk factors to prospective investors. The Company’s updated risk factors are filed on Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1

Waiver Letter dated as of September 16, 2013 with respect to that certain $40,000,000 Amended and Restated Credit Agreement, by and among Empresa Eléctrica Nueva Esperanza S.R.L., as borrower, BPZ Resources, Inc. and BPZ Exploración & Producción S.R.L., as guarantors, and the Lenders Party and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Credit Suisse International, as Arranger, dated as of May 9, 2013.

Exhibit 99.1	BPZ Resources, Inc.’s Press Release, dated September 18, 2013.

Exhibit 99.2	BPZ Resources, Inc.’s Convertible Senior Notes Offering Investor Presentation.

Exhibit 99.3	BPZ Resources, Inc.’s Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: September 19, 2013	By:	/s/ Richard S. Menniti
	Name:	Richard S. Menniti
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 10.1

Waiver Letter dated as of September 16, 2013 with respect to that certain $40,000,000 Amended and Restated Credit Agreement, by and among Empresa Eléctrica Nueva Esperanza S.R.L., as borrower, BPZ Resources, Inc. and BPZ Exploración & Producción S.R.L., as guarantors, and the Lenders Party and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Credit Suisse International, as Arranger, dated as of May 9, 2013.

Exhibit 99.1	BPZ Resources, Inc. Press Release, dated September 18, 2013.

Exhibit 99.2	BPZ Resources, Inc.’s Convertible Senior Notes Offering Investor Presentation.

Exhibit 99.3	BPZ Resources, Inc.’s Risk Factors.

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